UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2005

MQ ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-101399	52-2148018
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4300 North Point Parkway
Alpharetta, Georgia 30022

(Address of Principal Executive Office, including Zip Code)

(770) 300-0101

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.
Preliminary Results of Operations and Financial Condition.

As a result of the restatements previously announced and discussed most recently under Item 4.02 of the Current Report on Form 8-K dated June 8, 2005, MQ Associates, Inc. (“MQ Associates”) has been unable to file timely its Annual Report on Form 10-K for the year ended December 31, 2004, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

The following preliminary selected operating and balance sheet data is unaudited and based on current estimates and therefore is subject to change.

Operational Overview

Gross revenue is recognized for services rendered before reductions for estimated allowance for contractual adjustments and doubtful accounts for patient receivables.  Gross revenue is significantly higher than net revenue because it includes uncollectible amounts.  Net revenue as reflected in the table below represents gross revenue reduced by estimated allowance for contractual adjustments and doubtful accounts for patient receivables, which estimated amounts are under review and the subject of the previously announced restatements.  MQ Associates’ current estimates of the allowance for contractual adjustments and doubtful accounts for patient receivables set forth below reflect refinements of its previously released estimates.  MQ Associates believes gross revenue, net revenue and the number of centers in operation to be useful metrics to allow its investors to understand and measure current trends in its business.  Undue reliance should not be placed on such data because it does not reflect operating and other expense trends and therefore does not measure operating income or net income.

The following table shows (i) gross revenue, net revenue and existing center gross revenue for the seven months ended July 31, 2004 and July 31, 2005, (ii) gross revenue, existing center gross revenue and total centers in operation for the eight months ended August 31, 2004 and August 31, 2005, and (iii) gross revenue, existing center gross revenue and scan volume for the month of August 2005 (all of which are preliminary estimates, unaudited and subject to change):

	Seven Months Ended July 31
Dollars in Millions	2004	2005	% Change

Gross Revenue	$302.1	$347.3	15.0%

Contractual Adjustments and Doubtful Accounts (1)	51.9%	53.3%	N/A

Net Revenue (2)	$145.2	$162.2	11.7%

Existing Center Gross Revenue (3)	$290.7	$312.3	7.4%

	Eight Months Ended August 31
	2004	2005	% Change

Gross Revenue	$350.6	$400.6	14.3%

Existing Center Gross Revenue (3)	$336.2	$359.9	7.1%

Total Centers at end of period (4)	90	93	3.3%

	Month Ended
	August 31, 2005

Gross Revenue	$53.3

Existing Center Gross Revenue (3)	$47.6

Scans (5)
MRI	30,196
CT	15,727
Other	45,822
Total	91,745

(1)   Represents the estimated allowance for contractual adjustments and doubtful accounts for patient receivables as a percentage of gross revenue.

(2)   Net revenue as reflected in the table above is different than net revenue as previously reported in MQ Associates’ financial statements because historically MQ Associates reflected adjustment for doubtful accounts for patient receivables as an operating expense rather than as a reduction to net revenue.

(3)   Reflects 78 centers defined as those centers that were open at January 1, 2004 and were still open as of July 31, 2005 or August 31, 2005, as the case may be.

(4)   Excludes any mobile units and centers operated pursuant to joint ventures and management agreements.

(5)   Other scan volume as presented includes nuclear medicine scans.

Selected balance sheet and other data

As of August 31, 2005, MQ Associates had an available cash bank balance of approximately $9.8 million, an available cash book balance of approximately $7.3 million and approximately $9.8 million of additional borrowing capacity under the Senior Credit Facility pursuant to the limited waiver which was in effect on August 31, 2005 (but was subsequently replaced with the Fourth Waiver and Third Amendment to the Senior Credit Facility effective as of September 7, 2005, as previously disclosed in the Current Report on Form 8-K filed by MQ Associates on September 8, 2005). Available cash does not include uncollected funds, other restricted cash and unswept funds.  The cash bank balance is higher than the cash book balance because it does not reflect checks that have been issued but not cashed.  At August 31, 2005, MQ Associates had approximately $354.6 million of total indebtedness outstanding. Interest expense for the month of August 2005 was $3.4 million, which includes accrued balances for unpaid interest on MedQuest Inc.’s senior subordinated notes and discount on MQ Associates’ senior discount notes. MQ Associates had capital expenditures of $1.2 million during the month of July 2005.

* * * * *

This Current Report on Form 8-K contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, without limitation, statements regarding MQ Associates’ future growth and profitability, growth strategy and trends in the industry in which it operates.  These forward-looking statements are based on MQ Associates’ current expectations and are subject to a number of risks, uncertainties and assumptions.  MQ Associates can give no assurance that such forward-looking statements will prove to be correct.  Among the most important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are the results of the previously announced investigation by the U.S. Attorney’s Office, the previously announced inquiry by the Securities and Exchange Commission (the “SEC”) or any other future action taken by the SEC or the U.S. Attorney’s Office, uncertainty concerning the amount and timing of patient receivable and other writedowns, the ultimate findings of the Audit Committee’s review (including any new information or additional issues that may arise during the course of such review), the reaction of MQ Associates’ other creditors, customers and suppliers to the matters discussed in this report, general economic and business conditions, the effect of healthcare industry trends on third-party reimbursement rates and demand for MQ Associates’ services, limitations and delays in reimbursement by third-party payors, changes in governmental regulations that affect MQ Associates’ ability to do business, actions of its competitors, introduction of new technologies, risks associated with its acquisition strategy and integration costs, and the additional factors and risks contained in its Registration Statement on Form S-4 declared effective on October 14, 2004 as well as other periodic reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MQ ASSOCIATES, INC.

Dated: September 14, 2005

	By:	/s/ John G. Haggerty
		Name:	John G. Haggerty
		Title:	Interim Chief Financial Officer